Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
Miller/Howard Infrastructure Fund
Class	Ticker Symbol
Class I	INMEX
Adviser Share Class	[Not Available for Purchase]

(Each a series of Miller/Howard Funds Trust)

Supplement dated May 11, 2018 to the Statement of Additional Information (“SAI”)
dated February 28, 2018, as amended

Effective May 10, 2018, the Board of Trustees of the Miller/Howard Funds Trust (the “Trust”) has elected Charles Atkins to serve as Chief Compliance Officer of the Trust replacing the prior Chief Compliance Officer.

Accordingly, the Trustees and Officers table starting on page 39 of the SAI is supplemented with the following information to replace the information regarding the Trust’s Chief Compliance Officer:

Name and Birth Year	Business Address	Position(s) held with Trust	Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Charles Atkins. (born 1975)	P.O. Box 549, Woodstock, NY 12498	Chief Compliance Officer	Since May 2018	Director of Performance and Analytics, Miller/Howard Investments, Inc., Equity Trading Compliance (since 2012)	N/A	N/A

This supplement should be retained with your Prospectus and SAI for future reference.